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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934

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                Date of Earliest Event Reported: December 8, 1998



                          CROWN PACIFIC PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


          Delaware                                0-24976                          93-1161833
(State or other jurisdiction                (Commission File No.)             (I.R.S. Employer
of incorporation)                                                             Identification No.)

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                    121 SW Morrison Street, Suite 1500 97204
                                Portland, Oregon
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (503) 274-2300





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Item 5.  Other Events


         On December 8, 1998 Crown Pacific Partners, L.P. announced the completion of an equity offering of 2,562,443 common units at $21.25 per unit, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

         (c)      Exhibits

         99.1     Press Release, dated December 8, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CROWN PACIFIC PARTNERS, L.P.

                                   By:      Crown Pacific Management Limited
                                            Partnership, as General Partner


                                            By: /s/ Richard D. Snyder
                                               --------------------------
                                               Richard D. Snyder
                                               Vice President and Chief
                                               Financial Officer
                                               (Duly Authorized Officer and
                                               Principal Financial and
                                               Accounting Officer)



Date:  December 17, 1998



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